EXHIBIT 32.1


  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report of Renewable Assets, Inc. (the "Company") on Form 10-QSB for the three months ended June 30, 2006, I, Alfred M. Schiffrin, the Chief Executive Officer and the Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) such Quarterly Report on Form 10-QSB for the three months ended June 30, 2006, fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-QSB for the three months ended June 30, 2006 fairly presents, in all material respects, the financial condition and the results of operations of the Company.

                                    /s/ ALFRED M. SCHIFFRIN
                                    --------------------------------------------
                                    Alfred M. Schiffrin, Chief Executive Officer
                                    and Chief Financial Officer

August 15, 2006

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